UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 27, 2007

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	314-877-7000

___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2007, the Registrant granted stock appreciation rights (“SARs”) to the Registrant’s named executive officers described in the Registrant's 2006 Proxy Statement.  The SARs awards were made under the Registrant’s previously filed 2007 Incentive Stock Plan.  The terms of the SARs awards are substantially similar to the terms of the SARs awards previously granted on September 29, 2005 by the Registrant and filed as Exhibit 10.48 to the Registrant’s Form 10-K for the year ended September 30, 2005.

One third of each officer's SARs award becomes exercisable on September 27 in the following years:  2010, 2011, and 2012.  The SARs have an exercise price of $56.56.  The number of SARs awarded to each named executive officer is as follows:  K. J. Hunt, Co-Chief Executive Officer and President – 75,000 shares; D. P. Skarie, Co-Chief Executive Officer and President – 75,000 shares; R. G. Scalise, Corporate Vice President and President Ralcorp Frozen Bakery Products, Inc. – 25,000 shares; R. D. Wilkinson, Corporate Vice President and President Bremner Food Group, Inc. & Nutcracker Brands, Inc. – 25,000 shares; R. R. Koulouris, Corporate Vice President and President The Carriage House Companies – 25,000 shares; and T. G. Granneman, Corporate Vice President and Controller – 22,500 shares.

In addition, on September 27, 2007, the Registrant granted SARs to certain of the Registrant’s Non-Employee Directors as follows:  B. G. Armstrong – 2,500 shares; J. W. Goodall – 2,500 shares; D. W. Kemper – 2,500 shares; R. A. Liddy – 2,500 shares; J. R. Micheletto – 2,500 shares; and W. P. Stiritz, Chairman of the Board – 10,000 shares.  The SARs awards were made under the Registrant’s previously filed 2007 Incentive Stock Plan.  The SARs have an exercise price of $56.56 and become exercisable upon termination of the recipient’s term as a Director (except termination for cause).  A form of the SARs agreement is set forth in Exhibit 99.1 attached hereto.  The text of the Exhibit is incorporated by reference herein.

Also, in a press release dated October 1, 2007, a copy of which is attached hereto as Exhibit 99.2 and the text of which is incorporated by reference herein, the Registrant announced the appointment of J. Patrick Mulcahy and David R. Wenzel to its Board of Directors effective October 1, 2007.  Upon their appointment to the Board, Messrs. Mulcahy and Wenzel were each granted 10,000 SARs.  The SARs awards were made under the Registrant’s previously filed 2007 Incentive Stock Plan.  The SARs have an exercise price of $56.62 and become exercisable upon termination of the recipient's term as a Director (except termination for cause).

Item 9.01	Exhibits.

Exhibit 99.1	Form of 2007 Non-Employee Director Stock Appreciation Rights Agreement.
Exhibit 99.2	Press Release dated October 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:	October 2, 2007	By: /s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Form of 2007 Non-Employee Director Stock Appreciation Rights Agreement.
Exhibit 99.2	Press Release dated October 1, 2007.